Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Middlefield Banc Corp. (the “Company”) on Form 10-Q for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Thomas G. Caldwell, President, and Donald L. Stacy, Chief Financial Officer, certify, pursuant to 18 U.S.C. ‘ 1350, as adopted pursuant to ‘ 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Thomas G. Caldwell	By: /s/ Donald L. Stacy

Thomas G. Caldwell	Donald L. Stacy
President	Principal Financial and Accounting Officer
August 13, 2007
A signed original of this written statement required by Section 906 has been provided to Middlefield Banc Corp. and will be retained by Middlefield Banc Corp. and furnished to the Securities and Exchange Commission or its staff upon request